United States
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   April 19, 2010


                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)


    Delaware                        1-9102                       77-0100596
(State or Other                  (Commission                  (I.R.S. Employer
 Jurisdiction                    File Number)                Identification No.)
of Incorporation)


245 South Los Robles Avenue                                         91101
Pasadena, California                                              (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code  (626) 683-4000


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          (e) In connection with an organizational restructuring, the compensation of named executive officer Mark J. Nowak was amended effective April 19, 2010 as follows: (1) fiscal year 2010 annualized base salary rate is $200,000; and (2) fiscal year 2010 Annual Management Incentive Compensation Plan Target Award (expressed as a percentage of base salary rate) is 40.0%.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 AMERON INTERNATIONAL CORPORATION


Dated:  April 22, 2010            By: /s/ Javier Solis
                                      ----------------
                                          Javier Solis
                                          Secretary

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